UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2021 (March 15, 2021)

Oaktree Specialty Lending Corporation

(Exact name of Registrant as specified in its charter)

Delaware	814-00755	26-1219283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OCSL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On March 15, 2021, Oaktree Specialty Lending Corporation (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). Set forth below are the three proposals voted upon by the Company’s stockholders at the Annual Meeting, as described in the Company’s proxy statement and prospectus filed with the U.S. Securities and Exchange Commission on January 21, 2021, together with the voting results for each proposal. As of January 19, 2021, the record date for the Annual Meeting, 140,960,651 shares of the Company’s common stock were outstanding and entitled to vote.

Proposal 1. The Company’s stockholders elected the following nominees to serve on the Board of Directors of the Company, each of whom will serve until the 2024 annual meeting of stockholders and until his or her successor is duly elected and qualifies: Deborah Gero and Craig Jacobson. The tabulation of votes was:

Name	Votes For	Withheld	Broker Non-Votes
Deborah Gero	82,049,624	1,220,744	27,722,705
Craig Jacobson	79,603,034	3,667,334	27,722,705

Proposal 2. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021, as set forth below.

Votes For	Votes Against	Abstain
110,077,669	380,174	535,230

Proposal 3. The Company’s stockholders approved the issuance of shares of the Company’s common stock, par value $0.01 per share, pursuant to the Agreement and Plan of Merger, dated as of October 28, 2020, among Oaktree Strategic Income Corporation, a Delaware corporation (“OCSI”), the Company, Lion Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company, and, for the limited purposes set forth therein, Oaktree Fund Advisors, LLC, a Delaware limited liability company and investment adviser to each of the Company and OCSI, as set forth below.

Votes For	Votes Against	Abstain
81,183,369	1,154,465	932,534

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE SPECIALTY LENDING CORPORATION

Date: March 15, 2021	By:	/s/ Mel Carlisle
Name: Mel Carlisle
Title: Chief Financial Officer and Treasurer